Supplement to the
The North Carolina Capital Management Trust:
Government Portfolio and Term Portfolio
August 29, 2017
Prospectus

The sub-heading “Policies Concerning the Redemption of Fund Shares for Government Portfolio” found under the heading “Selling Shares” in the “Shareholder Information” section is replaced by the sub-heading “Policies Concerning the Redemption of Fund Shares”.

NCX-17-02 1.923919.115	October 23, 2017